                                                                      EXHIBIT 99



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Restricting Events
       2/25/99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

    (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                                   no

        Initial ADCB                                                                                              273,826,503.00

                                                                                        ADCB of
                                     ADCB of                                          Cumulative                     Cumulative
                                   Cumulative                 Cumulative          Defaulted Contracts                 Net Loss
                               Defaulted Contracts            Recoveries           net of Recoveries                   Ratio
                               -------------------            ----------           -----------------                   -----
        2 months prior            2,578,804.66               1,172,294.33            1,406,510.33                      0.51%
        1 month prior             2,578,804.66               1,202,423.33            1,376,381.33                      0.50%
        Current                   2,578,804.66               1,421,371.59            1,157,433.07                      0.42%
                                 -------------               ------------            ------------                      -----
        Average                   2,578,804.66               1,265,363.08            1,313,441.58                      0.48%

        Annualized maximum Cumulative Net Loss Ratio                                                                   1.00%

        Average Cumulative Net Loss Ratio                                                                              0.48%

 Cumulative Net Loss Ratio means, for any date of determination, the fraction
 (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial
 Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                             no

C) An Event of Default has occurred and is continuing (yes/no)                                                          no

    (a) failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)                       no

    (b) failure to pay the then outstanding principal amount of any Note, if any, on its                                no
        related Maturity Date (yes/no)


Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                        no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
       2/25/99

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                        n/a
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
        as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                    n/a

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no / n/a if
     not applicable)                                                                                                       n/a
        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                  n/a
        b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are
            expected                                                                                                       n/a
        c)  a Successor Servicer has been appointed                                                                        n/a


An Obligor Event has occurred and is continuing                                                                            n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                    273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                          0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                              0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)          no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                          0.18%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                       no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                       n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

               (i)       The ADCB of all End-User Contracts with Obligors that are governmental entities or               0.00%
                         municipalities exceeds 1.13% of the ADCB of the Contract Pool                                     no

               (ii)      The ADCB of all End-User Contracts which finance, lease or are related to Software               1.16%
                         exceeds 3.88% of the ADCB of the Contract Pool                                                    no

               (iii)     The ADCB of all End-User Contracts with Obligors who comprise the three largest                  3.59%
                         Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the                  no
                         ADCB of the Contract Pool

               (iv)      The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors           15.52%
                         (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the              no
                         Contract Pool

               (v)       The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor         14.17%
                         Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool          no

               (vi)      The ADCB of all End-User Contracts with Obligors thereof located in a single State of            9.27%
                         the United States exceeds 17.73% of the ADCB of the Contract Pool                                 no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       2/25/99

                                                                                               Collection            Reserve
                                                                                                 Account               Fund
                                                                                                 -------               ----
Beginning Account Balance                                                                            0.00          2,738,265.00
Investment Earnings                                                                             35,154.48             11,554.18

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads       4,268,764.32
Add: Prepayment Amounts                                                                      1,237,926.78
Add: Recoveries                                                                                218,948.26
Add: Investment Earnings                                                                        46,708.66            (11,554.18)
Add: Late Charges                                                                                7,231.38
Add: Expired Lease Proceeds                                                                          0.00
Add: Servicer Advances                                                                         532,570.00



Available Amounts                                                                            6,312,149.40          2,738,265.00



Payments on Distribution Date
-----------------------------

(A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event                  0.00
            or an Event of Default)
  (A)  Unreimbursed Servicer Advances                                                                0.00

  (B)  Monthly Servicing Fee, due and accrued, including any amounts unpaid                     50,183.22

  (C)  Class A-1 Notes interest, due and accrued, including any amounts unpaid                       0.00

  (D)  Class A-2 Notes interest, due and accrued, including any amounts unpaid                 583,037.77

  (E)  Class B Notes interest, due and accrued, including any amounts unpaid                    25,417.47

  (F)  Class C Notes interest, due and accrued, including any amounts unpaid                    17,414.23

  (G)  Class D Notes interest, due and accrued, including any amounts unpaid                    22,891.55

  (H)  The Class A-1 Principal Payment Amount                                                        0.00

  (I)  The Class A-2 Principal Payment Amount                                                4,853,570.25

  (J)  The Class B Principal Payment Amount                                                    208,010.15

  (K)  The Class C Principal Payment Amount                                                    138,673.44

  (L)  The Class D Principal Payment Amount                                                    412,951.02

  (M)  Amounts required to meet the Reserve Fund Amount                                              0.00                  0.00

 (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                          0.00
       (applicable only if an Obligor Event has occurred and is continuing)


  (N)  Any excess to Certificateholders                                                              0.00

Distributions to Noteholders and Certificateholders                                          6,312,149.40

Ending balance of accounts                                                                           0.00          2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
       2/25/99

       A Restricting Event has occurred and is continuing (yes\no)                                                    no

       Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                      0.00


Unreimbursed Servicer Advances
------------------------------

  (i)  Current month Unreimbursed Servicer Advances                                                                        0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                          0.00
 (iii) Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                          0.00
 (iv)  Unreimbursed Servicer Advances distributed                                                                          0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                                                                0.00




Servicing Fee Schedule
----------------------

  (i)  Servicing Fee Percentage                                                                                            0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                          120,439,727.78
 (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                        50,183.22
 (iv)  Servicing Fee accrued but not paid in prior periods                                                                 0.00
  (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                            50,183.22
 (vi)  Monthly Servicing Fee distributed                                                                              50,183.22
       Servicing Fee accrued but not paid                                                                                  0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                                                 0.00
  (i)  Class A-1 Interest Rate                                                                                           5.7325%
 (ii)  Number of days in Accrual Period                                                                                        0
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                             0.0000%
       Current Class A-1 interest due                                                                                      0.00
       Prior Class A-1 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-1 interest distribution                                                                                     0.00


Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                                       109,490,661.72
       Class A-2 Interest Rate                                                                                           6.3900%
       Class A-2 Interest Rate x 30/360                                                                                  0.5325%
       Current Class A-2 interest due                                                                                583,037.77
       Prior Class A-2 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-2 interest distribution                                                                               583,037.77


Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                                           4,692,456.88
       Class B Interest Rate                                                                                             6.5000%
       Class B Interest Rate x 30/360                                                                                    0.5417%
       Current Class B interest due                                                                                   25,417.47
       Prior Class B interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class B interest distribution                                                                                  25,417.47



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       2/25/99
Class C Interest Schedule
-------------------------

       Opening Class C principal balance                                                             3,128,304.59
       Class C Interest Rate                                                                               6.6800%
       Class C Interest Rate x 30/360                                                                      0.5567%
       Current Class C interest due                                                                     17,414.23
       Prior Class C interest arrearage                                                                      0.00
       Current Period Interest Shortfall                                                                     0.00

       Class C interest distribution                                                                    17,414.23


Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                             3,600,290.36
       Class D Interest Rate                                                                               7.6300%
       Class D Interest Rate x 30/360                                                                      0.6358%
       Current Class D interest due                                                                     22,891.85
       Prior Class D interest arrearage                                                                      0.00
       Current Period Interest Shortfall                                                                     0.00

       Class D interest distribution                                                                    22,891.85

Class A-1 Principal Schedule
----------------------------

       Class A-1 Maturity Date                                                                             9/25/98

  (i)  Opening Class A-1 principal balance                                                                   0.00
 (ii)  ADCB as of last day of second preceding Collection Period                                   120,439,727.78
 (iii) ADCB as of last day of immediately preceding Collection Period                              115,100,800.51
       Expected Class A-1 Payment ( (ii) - (iii) )                                                   5,338,927.27
 (iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                         0.00
       Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                        0.00
       Class A-1 Principal Payment Amount distribution                                                       0.00
                             Shortfall                                                                       0.00

       Class A-1 Principal Balance after current distribution                                                0.00



Class A-2 Principal Schedule
----------------------------

  (i)  Opening Class A-2 principal balance                                                         109,490,661.72
 (ii)  Applicable Class A-2 Percentage                                                                      90.91%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes        115,100,800.51
 (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                         104,637,091.47
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                            4,853,570.25
 (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                    4,853,570.25

       Class A-2 Principal Payment Amount distributed                                                4,853,570.25
                             Shortfall                                                                       0.00

       Class A-2 principal balance after current distribution                                      104,637,091.47

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules Continued
       2/25/99

Class B Principal Schedule
--------------------------

  (i)  Opening Class B principal balance                                                                           4,692,456.88
 (ii)  Applicable Class B Percentage                                                                                       3.90%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      115,100,800.51
 (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                           4,484,446.73
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            208,010.15
 (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                      208,010.15

       Class B Principal Payment Amount distributed                                                                  208,010.15
                             Shortfall                                                                                     0.00

       Class B principal balance after current distribution                                                        4,484,446.73


Class C Principal Schedule
--------------------------

  (i)  Opening Class C principal balance                                                                           3,128,304.59
 (ii)  Applicable Class C Percentage                                                                                       2.60%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      115,100,800.51
 (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                           2,989,631.15
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            138,673.44
 (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                      138,673.44

       Class C Principal Payment Amount distributed                                                                  138,673.44
                             Shortfall                                                                                     0.00

       Class C principal balance after current distribution                                                        2,989,631.15



Class D Principal Schedule
--------------------------

  (i)  Opening Class D principal balance                                                                           3,600,290.36
 (ii)  Applicable Class D Percentage                                                                                       2.60%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      115,100,800.51
 (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                           2,989,631.15
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            610,659.21
 (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                      610,659.21

       Class D Principal Payment Amount distributed                                                                  412,951.02
                             Shortfall                                                                               197,708.19

       Class D principal balance after current distribution                                                        3,187,339.34


Reserve Fund Schedule
---------------------

       Prior month Reserve Fund balance                                                                            2,738,265.00
       Initial ADCB                                                                                              273,826,503.00
       Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                         2,738,265.00
                             (ii) outstanding principal of the Notes)
       Current period draw on Reserve Fund                                                                                 0.00
       Required deposit to Reserve Fund                                                                                    0.00
       Actual deposit to Reserve Fund                                                                                      0.00
       Interest Earned on Reserve Account                                                                             11,554.18
       Deposit to Certificateholder                                                                                        0.00
       Ending Reserve Fund balance                                                                                 2,738,265.00

       Ending Reserve Fund balance as a percentage of ADCB                                                                 2.38%


Servicing Fee Schedule
----------------------

       Servicing Fee during an Obligor Event                                                                               0.00
       Servicing Fee paid                                                                                                  0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Note Factors
       2/25/99

                             CUSIP # 423327AA3
       Class A-1
       ---------
       Class A-1 principal balance                                                                        0.00
       Initial Class A-1 principal balance                                                       62,980,096.00

       Note factor                                                                                  0.000000000



                             CUSIP # 423327AB1

       Class A-2
       ---------
       Class A-2 principal balance                                                              104,637,091.47
       Initial Class A-2 principal balance                                                      191,678,552.00

       Note factor                                                                                  0.545898800



                             CUSIP # 423327AC9

       Class B
       -------
       Class B principal balance                                                                  4,484,446.73
       initial Class B principal balance                                                          8,214,795.00

       Note factor                                                                                  0.545898800



                             CUSIP # 423327AD7
       Class C
       -------
       Class C principal balance                                                                  2,989,631.15
       Initial Class C principal balance                                                          5,476,530.00

       Note factor                                                                                  0.545898799




       Class D
       -------
       Class D principal balance                                                                  3,187,339.34
       Initial Class D principal balance                                                          5,476,530.00

       Note factor                                                                                  0.581999795

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Pool Data
       2/25/99

ADCB as of the last day of the Collection Period                                                      115,100,800.51


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                          0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                          0
Defaulted Contracts as a percentage of ADCB (annualized)                                                        0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                           0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                           0

DCB of Prepaid Contracts as of the last day of the Collection Period                                    1,062,202.27
Number of Prepaid Contracts as of the last day of the Collection Period                                            6

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0

DCB of Warranty Contracts as of the last day of the Collection Period                                           0.00
Number of Warranty Contracts as of the last day of the Collection Period                                           0

DCB of repurchased Contracts as of the last day of the Collection Period                                        0.00
Number of repurchased Contracts as of the Collection Period                                                        0

DCB of Additional Contracts as of the last day of the Collection Period                                         0.00
Number of Additional Contracts as of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          218,948.26


Delinquencies                                                        Dollars                                  Percent
                                                                     -------                                  -------

       Current                                                    111,185,756.39                               96.05%
       31-60 days past due                                          2,710,532.00                                2.34%
       61-90 days past due                                            537,375.15                                0.46%
       Over 90 days past due                                        1,323,039.22                                1.14%
                                                                  --------------                              -------
       Total                                                      115,756,702.76                              100.00%

       31+ days past due                                            4,570,946.37                                3.95%



  (i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                         2,578,804.66
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                            1,421,371.59
       Cumulative net losses to date  ( (i) - (ii) )                                                    1,157,433.07


       ------------------------------------------------------------------
                              Static Information

       Initial ADCB                                           273,826,503
       Discount Rate                                              6.9239%
       Class A-1 Initial Principal Amount                      62,980,096
       Class A-1 Interest Rate                                    5.7325%
       Class A-2 Initial Principal Amount                     191,678,552
       Class A-2 Interest Rate                                    6.3900%
       Class B Initial Principal Amount                         8,214,795
       Class B Interest Rate                                      6.5000%
       Class C Initial Principal Amount                         5,476,530
       Class C Interest Rate                                      6.6800%
       Class D Initial Principal Amount                         5,476,530
       Class D Interest Rate                                      7.6300%
       Reserve Fund Initial Deposit                             2,738,265
       Class A-1 Maturity Date                                   09/25/98
       Classes A-2, B, C, & D Maturity Date                      05/25/05
       Closing Date                                              09/04/97
       ------------------------------------------------------------------